SUPPLEMENT DATED OCTOBER 1, 2021

Prospectus Dated May 1, 2014, As Amended, For

New York Life Lifetime Wealth Variable Universal Life

Investing In

NYLIAC Variable Universal Life Separate Account - I

This supplement amends the prospectus that you received, as amended, for the variable universal life policy referenced above. You should read this information carefully and retain this supplement for future reference, together with the prospectus for your policy. All terms used herein have the meaning assigned to them in the prospectus.

The purpose of this supplement is to note changes for the investment adviser and subadviser of The Merger Fund VL, an Eligible Portfolio available under the policy. With that purpose in mind, please note the change below.

The information relating to The Merger Fund VL in the table of Funds and Eligible Portfolios in the “Funds and Eligible Portfolios” section of the prospectus is deleted and replaced with the following:

Funds and Eligible Portfolios	Investment Adviser	Investment Objective

The Merger Fund: The Merger Fund VL	Virtus Investment Partners Subadviser: Westchester Capital Management, LLC	• Seeks to achieve capital growth by engaging in merger arbitrage.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010